Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED

ADDENDUM TO DISTRIBUTOR FRANCHISE AGREEMENT

This Second Amendment to Amended and Restated Addendum to Distributor Franchise Agreement (“Second Amendment”) is entered into on this 17 day of October 2005, by and between CITGO Petroleum Corporation (“CITGO”) and The Pantry, Inc. (the “Company”).

WHEREAS, CITGO and the Company have entered into a Distributor Franchise Agreement on or about August, 2000 (the “DFA”);

WHEREAS, CITGO and the Company have entered into an Amended and Restated Addendum to that DFA on February 11, 2003, (the “Addendum”); a First Amendment to Amended and Restated Addendum to DFA on March 31, 2005, (the “First Amendment”); and

WHEREAS, CITGO and the Company desire to change the contract term, scope, adder fees and other terms and conditions of the First Amendment and/or the Addendum;

NOW, THEREFORE, in consideration of the premises and covenants contained herein, it is agreed that Sections 2, 3, 4(II), 7 and 10 of the First Amendment and/or the Addendum shall be changed as follows:

1.	Section 2 shall be replaced in its entirety and shall now read:

“CONTRACT TERM: The Company agrees to extend the term of the DFA to August 31, 2010, a period of five (5) years from the effective date of this Second Amendment. Thereafter, the DFA shall automatically renew for additional three year periods unless terminated by written notice given by either party not less than ninety (90) days prior to the end of the term. The Addendum will terminate upon termination of the DFA.”

2.	The following terminals shall be added to the list of terminals in Section 3, for which the pricing formula set forth in Section 4 applies:

“Atlanta, GA; Columbus, GA; Lookout Mountain, GA; Princeton, IN; Convent, LA; Panama City, FL; Fayetteville, NC; Yorktown, VA (backup); Memphis, TN (backup); W. Memphis, AR (backup); Pensacola, FL (backup).”

3.	Section 4(ii) shall be replaced in its entirety and shall now read:

“(II) The [***] shall be as follows (in $/gal):

	Branded Gasoline						Unbranded Gasoline		LSD
Aggregate Gals. (in million gals/Contract Year)	RUL		MID		PREM		all grades		all grades
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

The difference between CITGO’s [***] and the [***] described above is considered the [***] (the “[***]”). Specifically for the purpose of calculating this [***] shall mean its [***]. Contract Year shall mean September 1, 2005, through August 31, 2006 and each subsequent twelve month period thereafter.”

4.	The following paragraph shall be added to Section 7, Performance Criteria:

“The Company will need CITGO’s approval for volume increases. It is specifically acknowledged and agreed that any single volume increase in excess of [***] will be approved only if the economics are acceptable to CITGO, and if not, then CITGO may elect to decline the new business or propose an alternative pricing proposal.”

5.	The first paragraph of Section 10 shall be replaced with the following:

“The Company shall provide CITGO with 180 days written notification prior to any reduction in supply requirements for terminals that are supplied by water and 90 day written notification for any reduction in supply requirements for terminals supplied by pipeline. If the Company’s terminal gasoline lifting pattern at those terminals listed in Exhibit A, having volumes equal to or in excess of [***] gallons per month, significantly changes after the effective date of this Second Amendment, then CITGO has the right to adjust the [***] in Section 4(ii). A significant change is defined as a decline in the Company’s volume by 30%.”

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The effective date of this Second Amendment is September 1, 2005. Other than as amended herein, all other provisions of the Addendum and First Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, this Second Amendment was executed on the date above written.

CITGO PETROLEUM CORPORATION	THE PANTRY, INC.

/s/ BARRY FULDA	/s/ STEVEN J. FERREIRA
(Signature)	(Signature)

Barry Fulda	Steven J. Ferreira
(Printed Name)	(Printed Name)

General Mgr. Business Analysis & Enhancement	SVP Administration
(Title)	(Title)

EXHIBIT A

CITGO/Pantry Supply Demand (in monthly gallons) as of July 2005, Gasoline Base

Terminal	Total
Birmingham, AL	[***]
Montgomery, AL	[***]
Jacksonville, FL	[***]
Taft, FL	[***]
Tampa, FL	[***]
Athens, GA	[***]
Doraville, GA	[***]
Bainbridge, GA	[***]
Chattahoochee, GA	[***]
Columbus, GA	[***]
Lookout Mountain, GA	[***]
Rome, GA	[***]
Powder Springs, GA	[***]
Savannah, GA	[***]
Evansville, IN	[***]
Princeton, IN	[***]
Owensboro, KY	[***]
Arcadia, LA	[***]
Convent, LA	[***]
Collins, MS	[***]
Greenville, MS	[***]
Pascagoula, MS	[***]
Vicksburg, MS	[***]
Apex, NC	[***]
Charlotte, NC	[***]
Fayetteville, NC	[***]
Greensboro, NC	[***]
Selma, NC	[***]
Wilmington, NC	[***]
Belton, SC	[***]
Charleston, SC	[***]
N. Augusta, SC	[***]
Spartanburg, SC	[***]
Chattanooga, TN	[***]
Nashville, TN	[***]
Chesapeake, VA	[***]
Montvale (Roanoke), VA	[***]
Richmond, VA	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.